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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2002
                                                           ------------



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


United States                           333-74600               01-6209398
-------------                           ---------               ----------
(State or other Jurisdiction     (Commission File Number)    (I.R.S. employer
 of Incorporation)                                           Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000


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Item 5. Other Events

         On May 30, 2002, the opinion of counsel to Chase Manhattan Auto Owner Trust 2002-B (the "Trust") regarding the tax status of the Trust, dated as of May 30, 2002 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
        -----------------------------------------------------------------

                  Exhibits

                  8.1 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of May 30, 2002.

                  23.1 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHASE MANHATTAN BANK USA, NATIONAL
                                              ASSOCIATION       (Registrant)



                                              By:  /s/ Andrew T. Semmelman
                                                  ------------------------------
                                                  Name:  Andrew T. Semmelman
                                                  Title: Vice President


Date: May 30, 2002


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                                INDEX TO EXHIBITS




Exhibit Number      Exhibit
--------------      -------
8.1                 Opinion of Simpson Thacher & Bartlett with respect
                    to the tax status of the Trust, dated as of May 30, 2002.

23.1 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.1)